Exhibit 10.ii.g.

DESCRIPTION OF NATURAL GAS FUTURES AGREEMENTS BETWEEN THE MOSAIC COMPANY AND ITS SUBSIDIARIES AND CARGILL, INCORPORATED

In connection with the business combination consummated on October 22, 2004 in which IMC Global Inc. combined its businesses with the fertilizer businesses (Cargill Crop Nutrition) of Cargill, Incorporated (Cargill) to form the registrant, Cargill allocated to registrant or its subsidiaries certain natural gas futures arrangements that related to the business of Cargill Crop Nutrition. The allocation was in the form of fixed price swaps between Cargill and registrant or its subsidiaries for the months, in the volumes and for the prices indicated in the following table:

Month	MMBtu’s of Gas	Price Per MMBtu
December-04	40,000	$4.670
January-05	30,000	$3.449
February-05	30,000	$3.944
March-05	50,000	$5.365
April-05	30,000	$4.665
May-05	40,000	$4.724
August-05	10,000	$3.765
November-05	10,000	$5.294
December-05	10,000	$5.199
January-06	10,000	$5.140
February-06	10,000	$5.192
March-06	10,000	$5.338